UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2005

ICON Cash Flow Partners L.P. Seven

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27926	13-3835387
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, New York, New York 10011

(Address of principal executive offices) (Zip Code)

(212) 418-4700

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit 99.1

Item 8.01 Other Events.

On November 14, 2005, the general partner of ICON Cash Flow Partners L.P. Seven (the “Partnership”) distributed a portfolio overview for the second quarter 2005 to the limited partners of the Partnership. A copy of the portfolio overview is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Second Quarter 2005 Portfolio Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005

ICON CASH FLOW PARTNERS L.P. SEVEN

By: ICON CAPITAL CORP., its general partner

By: /s/ Thomas W. Martin

Thomas W. Martin

Executive Vice President

Exhibit 99.1

ICON Cash Flow Partners, L.P. Seven

2nd Quarter 2005 Portfolio Overview

Dear Partner of ICON Cash Flow Partners, L.P. Seven,

News covering the reporting period

• World Air Holdings, Inc., parent company of World Airlines, Inc. (“World Air”), joined the Russell 3000 Index, the Russell 2000 Index and the new Russell Microcap Index when Russell Investment Group reconstituted its family of U.S. indexes on June 24. (Source: World Air press release, September 1, 2005)

Neither ICON Cash Flow Partners, L.P. Seven (“Fund Seven”) nor Fund Seven’s General Partner, ICON Capital Corp., (the “General Partner”) accepts any responsibility for, assumes any liability for, duty to update or reliance upon the contents, accuracy, completeness, usefulness or timeliness of any of the information contained under the heading “News covering the reporting period”.

Portfolio Overview

Fund Seven has invested both directly and indirectly through joint ventures with its affiliates. Presently, Fund Seven’s portfolio consists primarily of:

Growth Leases

• A 99% interest in a 1976 DC-10-30F (N14075) aircraft on lease with World Air. Fund Seven acquired its interest for approximately $11,430,000 of which approximately $2,120,000 was paid in cash. All debt has been fully repaid, and in September 2004 the lease was extended through September 2006 with monthly payments of $50,000. In addition, World Air remits monies for maintenance reserves on a monthly basis. Fund Seven and Aviations Investors, Inc. (“AAI”) are parties to a residual sharing agreement and management agreement. Under these agreements, AAI maintains a 50% residual interest in the aircraft and is entitled to an additional $10,667 per month for managing the operation and remarketing of the aircraft.

• A 1.27% interest in ICON Cheyenne, LLC (“Cheyenne”). Cheyenne holds a portfolio of leases consisting primarily of material handling and manufacturing equipment. The portfolio originally consisted of 119 leases, of which 25 were in effect as of June 30, 2005.

• A mobile offshore oil rig. On October 5, 2005, the charterer of the rig notified the owner trustee of the rig that an “Event of Loss” has occurred with respect to the rig. In Fund Seven’s next quarterly report on Form 10-Q (for the period ended September 30, 2005) we will be able to provide more detailed information as to what may happen next now that an “Event of Loss” has occurred with respect to the rig.

• A 16.67% interest in ICON Receivables 1997-B L.L.C., a joint venture in securitized leases with other affiliates. The General Partner is in the process of liquidating the joint venture.

Unguaranteed Residual Interests

Three Boeing 737-300 aircraft leased to Continental Airlines, Inc. valued at $4,686,758. Fund Seven acquired its interest through a $5,751,009 recourse promissory note due on November 27, 2006, and $1,737,500 in cash. Beginning December 31, 2005, monthly interest only payments are required on the recourse note. If any (or all) of the aircraft are sold prior to November 27, 2006, a portion of the outstanding debt may be reduced. Whereas, if the aircraft are sold after November 27, 2006, Fund Seven would be entitled to receive one-third of the “net proceeds” in excess of the “net book value” of the Boeing Aircraft, as such terms are defined in the acquisition agreement. Fund Seven is also required to repay a portion of the note from 50% of the “net proceeds” from any of its other assets that are not subject to senior secured debt.

Terminated Leases

In May, Fund Seven sold its final offshore supply vessel (Janson Graham) to an unrelated third party, Jettco Marine, for $200,000. The Janson Graham did not have any associated debt.

In June, the General Partner liquidated ICON Receivables 1997-A L.L.C., a joint venture in securitized leases with other affiliates. Fund Seven had a 19.97% interest in the joint venture.

Off-lease equipment

Airbus A310 and Boeing 737 aircraft rotables formerly leased to Sabena Technics. The A310 rotables can be used on either A310-200’s or A310-300’s which are currently being used by over 60 operators worldwide. In connection with these rotables, Fund Seven recognized an impairment loss of $1,021,000 during the six months ending June 30, 2005. All of these rotables are actively being remarketed.

10% Status Report

At the end of the reporting period, the mobile offshore oil rig and the World Air aircraft were the only assets that individually constituted at least 10% of the aggregate purchase price of Fund Seven’s leased asset portfolio. As noted above, the charterer of the rig notified the owner trustee of the rig that an “Event of Loss” occurred with respect to the rig. The World Air aircraft is scheduled to remain on lease during the next fiscal quarter. To the best of the General Partner’s knowledge, Aircraft N14075 retains its airworthiness certificate and is maintained in accordance with FAA rules and regulations as required under the lease.

Outlook and Overview

We will be in a better position to provide the outlook and overview for Fund Seven once we are able to evaluate the effect of the “Event of Loss” that has occurred with respect to Fund Seven’s offshore rig.

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Balance Sheets

ASSETS

	(Unaudited)
	June 30,	December 31,
	2005	2004
Cash and cash equivalents	$182,603	$ 96,364

Investments in finance leases:
Minimum rents receivable	-	1,117,499
Unearned income	-	(5,934)

Net investments in finance leases	-	1,111,565

Investments in operating leases:
Equipment, at cost	2,565,000	2,565,000
Accumulated depreciation	(1,111,080)	(833,310)

Net investments in operating leases	1,453,920	1,731,690

Equipment held for sale	220,818	1,776,131
Investment in estimated unguaranteed residual values	4,686,758	4,686,758
Investments in joint ventures	4,425,810	3,813,458
Due from General Partner and affiliates	-	190,301
Other assets, net	285,130	442,972

Total assets	$ 11,255,039	$13,849,239

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Balance Sheets

LIABILITIES AND PARTNERS' EQUITY

	(Unaudited)
	June 30,	December 31,
	2005	2004
Notes and accrued interest payable - recourse	$5,843,538	$ 8,174,001
Due to General Partner and affiliates	128,697	341,323
Security deposits, deferred credits and other payables	27,567	155,487
Minority interest	14,539	17,316

Total liabilities	6,014,341	8,688,127

Commitments and contingencies

Partners' equity:
General Partner	(796,499)	(797,295)
Limited Partners; 987,547.81 units outstanding, $100 per
unit original issue price	6,037,197	5,958,407

Total partners' equity	5,240,698	5,161,112

Total liabilities and partners' equity	$ 11,255,039	$13,849,239

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenue:
Rental income	$ 150,000	$ 104,201	$ 300,000	$ 209,825
Finance income	-	3,837	1,928	7,685
Net income from leveraged leases	-	377,862	-	1,078,481
Income from investments in joint ventures	372,801	186,408	878,972	532,890
Gain on transfer of investment in joint venture	-	-	1,171,786	-
Interest and other income	3,535	32,365	20,704	32,770
Total revenue	526,336	704,673	2,373,390	1,861,651
Expenses:
Impairment loss	1,020,826	-	1,320,826	4,700,000
Depreciation	138,885	508,960	277,770	2,027,219
Interest	119,758	400,610	237,160	804,674
Loss on lease termination	-	612,383	-	612,383
Management fees	75,000	-	150,000	-
General and administrative	146,353	159,838	255,864	402,035
Management fees - General Partner	-	9,495	-	387,287
Administrative expense reimbursement -
General Partner	-	32,702	-	154,958
Reversal of provision for doubtful accounts	-	(112,412)	-	(112,412)
Amortization of initial direct costs	26,731	31,384	53,462	62,768
Minority interest	(639)	(664)	(1,278)	(1,343)
Total expenses	1,526,914	1,642,296	2,293,804	9,037,569

Net (loss) income	$ (1,000,578)	$ (937,623)	$ 79,586	$ (7,175,918)

Net (loss) income allocable to:
Limited partners	$ (990,572)	$ (928,247)	$ 78,790	$ (7,104,159)
General Partner	(10,006)	(9,376)	796	(71,759)

	$ (1,000,578)	$ (937,623)	$79,586	$ (7,175,918)
Weighted average number of limited partnership
units outstanding	987,548	987,548	987,548	987,548
Net (loss) income per weighted average limited
partnership unit	$ (1.00)	$ (0.94)	$ 0.08	$ (7.19)

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statement of Changes in Partners' Equity

Six Months Ended June 30, 2005

(Unaudited)

			Total
	Limited	General	Partners'
	Partners	Partner	Equity
Balance, January 1, 2005	5,958,407	(797,295)	5,161,112

Net income	78,790	796	79,586

Balance, June 30, 2005	$ 6,037,197	$ (796,499)	$ 5,240,698

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statements of Cash Flows

Six Months Ended June 30,

(Unaudited)

	2005	2004
Cash flows from operating activities
Net income (loss)	$79,586	$ (7,175,918)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Interest expense on non-recourse financing paid directly
to lenders by lessees	196,911	391,890
Amortization of initial direct costs	53,462	62,768
Impairment loss	1,320,826	4,700,000
Loss on lease termination	-	612,383
Reversal of provision for doubtful accounts	-	(112,412)
Depreciation	277,770	2,027,219
Net income from leveraged leases	-	(1,078,481)
Income from investments in joint ventures	(878,972)	(532,890)
Gain on transfer of investment in joint venture	(1,171,786)	-
Minority interest	(1,278)	(1,343)
Changes in operating assets and liabilities:
Collection of principal - non-financed receivables	366,565	675,096
Other assets	-	303,354
Security deposits, deferred credits and other payables	(127,920)	6,494
Due from/to General Partner and affiliates, net	(22,326)	48,383

Net cash provided by (used in) operating activities	92,838	(73,457)

Cash flows from investing activities:
Proceeds from sales of equipment	234,487	258,833
Distributions received from joint ventures	10,414	721,797

Net cash provided by investing activities	244,901	980,630
Cash flows from financing activities:
Principal payments on notes payable - recourse	(2,422,992)	(512,342)
Loans and advances from affiliates	2,172,992	-
Distributions to minority interest in joint venture	(1,500)	-

Net cash used in financing activities	(251,500)	(512,342)

Net increase in cash and cash equivalents	86,239	394,831
Cash and cash equivalents, beginning of the period	96,364	301,256

Cash and cash equivalents, end of the period	$182,603	$696,087

ICON Cash Flow Partners L.P. Seven

(A Delaware Limited Partnership)

Condensed Consolidated Statements of Cash Flows

Six Months Ended June 30,

(Unaudited)

	2005	2004
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$ 40,249	$ 412,784

Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on finance lease paid directly to lenders by lessees	$ -	$ 5,674,044
Transfer of investment in operating leases, net of accumulated
depreciation , to equipment held for sale or lease	$ -	$ 2,327,558
Transfer of investment in finance leases to investment in operating leases	$ -	$ 2,565,000
Joint venture interests assigned to affiliates in exchange
for amounts owed	$ 1,427,992	$ -
Assignment of finance lease interest in exchange for amounts owed	$ 745,000	$ -
Recourse debt paid by affiliates	$ 2,172,992	$ -

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 30, May 15, August 15, and November 15 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

• Visiting www.iconsecurities.com

or

• Visiting www.sec.gov

or

• Writing us at: PO Box 192706 - San Francisco, CA 94119-2706

We do not distribute these reports to you directly in order to keep the Partnership’s costs down as mailing this report to all investors is expensive. Nevertheless the reports are immediately available on your request.

Transactions with Related Parties

Prior to July 1, 2004, in accordance with the terms of the Management Agreement, Fund Seven paid the General Partner management fees ranging from 1% to 7% based on a percentage of the rentals received either directly by Fund Seven or through joint ventures. In addition, the General Partner is reimbursed for administrative expenses incurred by it in connection with the Partnership’s operations. Effective July 1, 2004 the General Partner voluntarily decided to waive its right to management fees and administrative expense reimbursements.

Fees and other expenses paid or accrued by Fund Seven to the General Partner or its affiliates for the periods ended June 30, 2005 and 2004 respectively, were as follows:

	Three Months Ended June 30
	2005	2004
Management fees (1)	-	377,792
Administrative expense reimbursements (2)	-	122,256
	$ -	$ 500,048

(1) Management fees are paid or accrued to the General Partner based on gross rental payments made by lessees to Fund Seven.

(2) Administrative expense reimbursements to the General Partner relate to Fund Seven’s operating expenses paid by the General Partner on behalf of Fund Seven. Upon request Investors can obtain a summary of such expenses.

Conclusion

Your participation in Fund Seven is greatly appreciated.

Sincerely,

/s/ Beaufort J.B. Clarke	/s/ Paul B. Weiss
Beaufort J.B. Clarke	Paul B. Weiss
Chairman and CEO	President

Forward-looking Information - Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, or the PLSRA. These statements are being made pursuant to PLSRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PLSRA. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expects,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside of our control that may cause actual results to differ materially from those projected.

ICON is committed to protecting the privacy of its investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as the NASD or ordered by a court of competent jurisdiction, ICON will not share any of your personally identifiable information with any third party.